SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 4, 2003


                                 COX RADIO, INC.
             (Exact name of registrant as specified in its charter)



      Delaware                      1-12187                     58-1620022
(State or other juris-            (Commission                (I.R.S. Employer
diction of incorporation)         File Number)               Identification No.)




                          6205 Peachtree Dunwoody Road
                             Atlanta, Georgia 30328
                    (Address of principal executive offices)


                                 (678) 645-0000
                         (Registrant's telephone number,
                              including area code)







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Item 5.  Other Events

         On December 4, 2003, Cox Radio issued a press release (attached as
Exhibit 99.1 to this filing) announcing the election of Juanita P. Baranco to Cox Radio's Board of Directors, effective immediately.



Item 7.           Financial Statements and Exhibits


(a) Not applicable

(b) Not applicable

(c) Exhibits:

                  99.1   Press Release dated December 4, 2003.














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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date: December 5, 2003

                                        COX RADIO, INC.



                                        By: /s/ Andrew A. Merdek
                                           ----------------------
                                            Andrew A. Merdek
                                            Secretary















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